EXHIBIT 10.27

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement is made as of this 12th day of February, 2016, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 ("Borrower"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") and each of the Lenders (the "Lenders") party to the Amended and Restated Credit Agreement (as defined below) as of the date hereof.

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 20, 2015 (the "Credit Agreement"; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and among Borrower, Agent, and the Lenders; and

WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrower, the Agent and the Lenders as follows:

1.    The definition of “LIBO Rate" set forth in the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

"LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars) for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion; in each case the "LIBOR Screen Rate") at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that (i) if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for the amount of the Loans that has not been identified by the Borrower in accordance with the terms of this Agreement as being subject to a Hedging Agreement that provides a hedge against interest rate risk; provided further that if the LIBOR Screen Rate shall not be available at such time for such Interest Period (an "Impacted Interest Period") then the LIBO Rate shall be the Interpolated Rate; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for the amount of the Loans that has not been identified by the Borrower in accordance with the terms of this Agreement as being subject to a Hedging Agreement that provides a hedge against interest rate risk, and (ii) if no such rate administered by ICE Benchmark Administration (or by such other Person that has taken over the administration of such rate for U.S. Dollars) is available to the Administrative Agent, the applicable LIBOR Base Rate for the relevant Interest Period shall instead be the rate determined by the Administrative Agent to be the rate at which KeyBank or one of its Affiliate banks offers to place deposits in U.S. dollars with first class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Administrative Agent's relevant LIBOR Rate Loan and having a maturity equal to such Interest Period."

2.    Borrower represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment.

(d)The representations and warranties set forth in this Amendment and all of the Loan Documents continue to remain true and correct in all respects.

(e)To the best of Borrower's knowledge, no Default or Event of Default has occurred and is continuing as of the date hereof.

3.    Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect. All future references to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as amended by this Amendment. It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

4.    This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

5.    This Amendment shall constitute a Loan Document for all purposes.

6.    For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument. Facsimile signatures shall have the same legal effect as originals.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

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KEYBANK, NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Vice President

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Matthew Rodgers
Name:	Matthew Rodgers
Title:	Vice President

SUNTRUST BANK

By:	/s/ Francine Glandt
Name:	Francine Glandt
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Ricky S. Nahal
Name:	Ricky S. Nahal
Title:	Vice President

BMO HARRIS BANK N.A.

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	Executive Officer

[Signatures Continue on the Following Page]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Elizabeth R. Johnson
Name:	Elizabeth R. Johnson
Title:	Authorized Officer

US BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Brian Bergfield
Name:	Brian Bergfield
Title:	Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

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GUARANTOR CONFIRMATION
The undersigned hereby acknowledges and consents to the foregoing First Amendment to Amended and Restated Credit Agreement and acknowledges and agrees that it remains obligated for the various obligations and liabilities, as applicable, set forth in that certain Amended and Restated Guaranty Agreement (the "Guaranty") dated July 20, 2015, executed by the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation

By:	/s/ Joseph E. Miller
Name:	Joseph E. Miller
Title:	Chief Financial Officer

THE GC NET LEASE (GV QUEBEC COURT) INVESTORS, LLC
THE GC NET LEASE (RENTON) INVESTORS, LLC
THE GC NET LEASE (PHOENIX DEER VALLEY) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (IRVINE ARMSTRONG) INVESTORS, LLC
THE GC NET LEASE (JOLIET) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX NORTHGATE) INVESTORS, LLC
THE GC NET LEASE (EL SEGUNDO GRAND) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC
THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC
THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

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THE GC NET LEASE (MASON DUKE) INVESTORS, LLC
THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC
THE GC NET LEASE (DUBLIN) INVESTORS, LLC
THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC
THE GC NET LEASE (IRVING) INVESTORS, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC
THE GC NET LEASE (NASHVILLE CENTURY) INVESTORS, LLC
THE GC NET LEASE (WAYNE) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD I) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC
THE GC NET LEASE (OLATHE) INVESTORS, LLC
THE GC NET LEASE (PARSIPPANY) INVESTORS, LLC
THE GC NET LEASE (MARYLAND HEIGHTS LACKLAND) INVESTORS, LLC
THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (SAN CARLOS) INVESTORS, LLC
THE GC NET LEASE (CHARLOTTE - NORTH FALLS) INVESTORS, LLC
THE GC NET LEASE (LARGO) INVESTORS, LLC
THE GC NET LEASE (EARTH CITY) INVESTORS, LLC
THE GC NET LEASE (MASON I) INVESTORS, LLC
THE GC NET LEASE (CHARLOTTE RESEARCH) INVESTORS, LLC
THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTGATE III) INVESTORS, LLC
THE GC NET LEASE (GLENDALE) INVESTORS, LLC
THE GC NET LEASE (WEST CHESTER) INVESTORS, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

[Signatures Continue on the Following Page]

THE GC NET LEASE (ATLANTA PERIMETER) INVESTORS, LLC
THE GC NET LEASE (FRISCO) INVESTORS, LLC
THE GC NET LEASE (HERNDON) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY I) INVESTORS, LLC
THE GC NET LEASE (HOUSTON WESTWAY II) INVESTORS, LLC
THE GC NET LEASE (DEERFIELD) INVESTORS, LLC
THE GC NET LEASE (LISLE) INVESTORS, LLC
THE GC NET LEASE (DENVER) INVESTORS, LLC
THE GC NET LEASE (COLUMBUS) INVESTORS, LLC
THE GC NET LEASE (MIRAMAR) INVESTORS, LLC

By:	SOR OFFICE OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

	By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole member

		By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

			By:	/s/ Joseph E. Miller
			Name:	Joseph E. Miller
			Title:	Chief Financial Officer

THE GC NET LEASE (COLUMBIA) INVESTORS, LLC, a Delaware limited liability company

By:	THE POINT AT CLARK STREET REIT, LLC, a Delaware limited liability company

	By:	FRANKLIN CENTER MEMBER, LLC, a Delaware limited liability company

		By:	SOR OFFICE OPERATING PARTNERSHIP, LLC, a Delaware limited liability company

			By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, its sole member

				By:		GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

					By:	/s/ Joseph E. Miller
					Name:	Joseph E. Miller
					Title:	Chief Financial Officer